UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

August 22, 2019
Date of Report (Date of earliest event reported)

QUALCOMM Incorporated
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-19528	95-3685934
(Commission File Number)	(IRS Employer Identification No.)

5775 Morehouse Drive,	San Diego,	California	92121
(Address of principal executive offices)			(Zip Code)

858-587-1121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	QCOM	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) QUALCOMM Incorporated (the “Company”) previously filed a Current Report on Form 8-K reflecting the appointment of David E. Wise as its interim Chief Financial Officer. As previously reported, Mr. Wise had advised the Company of his intent to retire but agreed to extend his employment until the conclusion of his service as interim Chief Financial Officer (or shortly thereafter). Effective August 23, 2019, Mr. Wise retired from the Company.

(c) On August 22, 2019, the Board of Directors of the Company appointed Akash Palkhiwala to serve as interim Chief Financial Officer, effective August 23, 2019. Mr. Palkhiwala, age 43, has worked at the Company for over 18 years. He has served as Senior Vice President, (QCT) Finance, Qualcomm Technologies, Inc., a subsidiary of the Company (“QTI”), since December 2015, leading the QCT segment’s Finance function. He previously served as Senior Vice President and Treasurer of the Company from October 2014 to December 2015, where he was responsible for the Company’s capital markets activities, treasury operations, global cash management and treasury investment portfolio. Mr. Palkhiwala served as Vice President, (QCT) Finance, QTI from October 2012 to October 2014, and Vice President, Finance for the Company from October 2009 to October 2012. He served in various other finance and leadership roles since joining the Company in March 2001. Prior to joining the Company, Mr. Palkhiwala was an Analyst at KeyBank. There was not and is not any arrangement or understanding between Mr. Palkhiwala and any other person pursuant to which he was selected to this position.

Also on August 22, 2019, the Company’s HR and Compensation Committee approved the following compensation in connection with Mr. Palkhiwala’s appointment as interim Chief Financial Officer: Mr. Palkhiwala will receive additional salary of $150,000 per month for the period of his service as interim Chief Financial Officer and a restricted stock unit grant for 40,806 shares of the Company’s common stock (representing a grant date fair value of $3,000,000) which will vest in equal annual installments over three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALCOMM Incorporated

Date:	August 28, 2019	By:	/s/ Michelle M. Sterling
Michelle M. Sterling
Executive Vice President, Human Resources